Inventories	12 Months Ended
Mar. 31, 2022
Inventories [Abstract]
Inventories	Inventories

	JPY (millions) As of March 31
	2021	2022
Finished products and merchandise	¥216,403	¥224,102
Work-in-process	387,917	404,087
Raw materials and supplies	149,561	224,977
Total	¥753,881	¥853,167
The amount of inventory write-offs recognized was 37,210 million JPY, 24,269 million JPY, and 25,018 million JPY for the years ended March 31, 2020, 2021 and 2022 respectively, and was included in cost of sales.